Go Green Directories, Inc. - (A Development Stage Company) - Statements of Operations (USD $)	3 Months Ended		40 Months Ended
	Nov. 30, 2012	Nov. 30, 2011	Nov. 30, 2012
Revenues	$ 0	$ 0	$ 0
Operating Expenses
General and Administrative	11,704	1,010	81,452
Total Operating Expenses	11,704	1,010	81,452
Net Loss	$ (11,704)	$ (1,010)	$ (81,452)
Weighted Average Shares Common Stock Outstanding	15,100,000	15,100,000
Net Loss Per Share (Basic and Fully Dilutive)	$ 0	$ 0